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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)       July 5, 2001
                                                      -----------------------



                       Collectible Concepts Group, Inc.
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            (Exact name of registrant as specified in its charter)




          Delaware                      0-30703             95-4026880
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(State or other jurisdiction          (Commission          (IRS Employer
      of Incorporation)               File Number)       Identification No.)


       1600 Lower State Road   Doylestown, PA                   18901
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      (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code      215/491-1075
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         (Former name or former address, if changed since last report)
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Item 4.        Changes in Registrant's Certifying Accountant.


          Collectible Concepts Group, Inc. (the "Company") has terminated its auditing engagement with McGladrey & Pullen, LLP, effective July 5, 2001. The Company has retained Withum Smith & Brown of New Brunswick, New Jersey to conduct an audit for the fiscal year ended February 28, 2001. The decision to change auditors was approved by the Company's Board of Directors.

          On August 1, 2000, Rudolph, Palitz, LLC ("Rudolph, Palitz"), the independent certified public accountants that audited the Company's financial statements for the years ended February 29, 2000 and February 28, 1999 merged into McGladrey & Pullen, LLP and subsequently McGladrey & Pullen, LLP became the Company's new auditor. Rudolph, Palitz's reports on the Company's financial statements for the years ended February 29, 2000 and February 28, 1999 contained an unqualified opinion with an emphasis paragraph describing an uncertainty as to the Company's ability to continue as a going concern. McGladrey & Pullen, LLP has not issued any report on the Company's financial statements.

          During the two most recent fiscal years that Rudolph, Palitz was engaged as the Company's independent certified public accountants, and through the date on which they merged with McGladrey & Pullen, LLP there were no disagreements with Rudolph Palitz on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with its report. From the date of their engagement and through the date of their termination, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with a report.
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          The Company has not consulted Withum Smith & Brown on the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.



Item 7. Exhibits

16. Letter from McGladrey & Pullen, LLP to the Company dated July 11, 2001.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            COLLECTIBLE CONCEPTS GROUP, INC.

Dated:  July 11, 2001       By:    /s/
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                            Paul S. Lipshutz, President


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